UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant
to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  May 1, 2013

CPI CORP.
(Exact Name of Registrant as Specified in its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

1-10204	43-1256674
(Commission File Number)	(I.R.S. Employer Identification No.)

1706 Washington Ave., St. Louis, Missouri	63103
(Address of Principal Executive Offices)	(Zip Code)

(314) 231-1575
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.03   BANKRUPTCY OR RECEIVERSHIP.

BANKRUPTCY

On May 1, 2013, CPI Corp.,  a Delaware corporation ("the Company"), filed for bankruptcy protection under the provisions of Chapter 7 of the United States Bankruptcy Code (the “Bankruptcy Filing”) in the United States Bankruptcy Court for the Court of Delaware, Case Number 13-11158  (the “Bankruptcy Court”). In addition, certain of the Company’s subsidiaries, Bella Pictures Holdings LLC, a Delaware limited liability company, Centrics Technology, Inc., a Delaware corporation, Consumer Programs Incorporated , a Missouri corporation,  Consumer Programs Partner,  Inc., a Delaware corporation, CPI Canadian Holdings, Inc., a Delaware corporation, CPI Images LLC, a Missouri corporation, CPI International Holdings, Inc., a Delaware corporation, CPI Prints Plus, Inc., a Delaware corporation, CPI Research & Development, Inc., a Delaware corporation, CPI Technology Corp., a Missouri corporation,  Image Source, Inc., a Missouri corporation, Myportraits.com Inc., a Missouri corporation, Ridgedale Prints Plus, Inc., a Minnesota corporation, Sandy Realty Holding, LLC, a Missouri limited liability company, and Texas Portraits L.P., a Delaware limited partnership (collectively, the “Filing Subsidiaries”), were filed for bankruptcy protection under the provisions of Chapter 7 of the United States Bankruptcy Code (the “Bankruptcy Filing”) in the Bankruptcy Court.   Effective as of the date of the Bankruptcy Filing, the Bankruptcy Court assumed jurisdiction and control of the Company and the Filing Subsidiaries. The Bankruptcy Court will name a receiver, trustee, fiscal agent or similar officer at a later date. The Case Numbers for each of the filings is as follows:

Case Number	Filing Entity
13-11158	CPI Corp. (DE)
13-11159	Bella Pictures Holdings LLC (DE)
13-11160	Centrics Technology Inc. (DE)
13-11161	Consumer Programs Incorporated (MO)
13-11162	Consumer Programs Partner Inc. (DE)
13-11163	CPI Canadian Holdings, Inc. (DE)
13-11164	CPI Images LLC (MO)
13-11165	CPI International Holdings, Inc. (DE)
13-11166	CPI Prints Plus, Inc. (DE)
13-11167	CPI Research & Development, Inc. (DE)
13-11168	CPI Technology Corp. (MO)
13-11169	Image Source, Inc. (MO)
13-11171	Myportraits.com Inc. (MO)
13-11172	Ridgedale Prints Plus, Inc. (MN)
13-11173	Sandy Realty Holding, LLC (MO)
13-11174	Texas Portraits L.P. (DE)

The assets of the Company and the Filing Subsidiaries will be liquidated in accordance with federal bankruptcy code.

As mentioned in a Current Report on Form 8-K filed with the Securities and Exchange Commission on April 16, 2013, on April 15, 2013, three of the Company’s Canadian subsidiaries, CPI Corp., an unlimited liability company organized under the laws of Nova Scotia, CPI Portrait Studios of Canada Corp., an unlimited liability company organized under the laws of Nova Scotia, and CPI Canadian Images, an Ontario partnership, were subject to an order by the Superior Court of Justice in the Province of Ontario pursuant to Section 243(1) of the Bankruptcy and Insolvency Act, R.S.C. 1985, cB-3, as amended and Section 101 of the Courts of Justice Act, R.S.O. 1990, C.C.43, as amended, in which Duff & Phelps Canada Restructuring Inc. was appointed as receiver and receiver and manager without security of all of the assets, undertakings and properties of such Canadian subsidiaries, acquired for, or used in relation to a business carried on by such Canadian subsidiaries, including all proceeds thereof. The Court File No. is 13-10069-00CL.

ITEM 5.02   DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

DEPARTURE OF DIRECTORS AND CERTAIN OFFICERS

(a) On May 1, 2013 effective upon the appointment of a trustee by the Bankruptcy Court, the employment of James Abel, Interim President and Chief Executive Officer and Jane Nelson, Secretary and General Counsel terminated. Following the first meeting of creditors,  Dale Heins and Rose O’Brien will resign their positions as Treasurer and Assistant Treasurer, respectively.

(b) On May 1, 2013 effective upon the appointment of a trustee by the Bankruptcy Court, all of the directors of the Company (James Abel, David Meyer, Eric Salus, Michael Koeneke and Turner White) resigned as members of the Company’s Board of Directors. The Company has no current members of the Board of Directors.

ITEM 8.01   OTHER EVENTS.

The Company has received notice from Computershare Trust Company N.A., the transfer agent for the Company, that Computershare Trust Company N.A. is terminating its appointment as transfer agent of the Company effective May 17, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CPI CORP.

May 1, 2013
	By:	/s/ Dale Heins
Name: Dale Heins Title: Treasurer